                                                    Registration No. 333-
                                                                         -----
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                      Investors Financial Services Corp.
            (Exact name of registrant as specified in its charter)

         Massachusetts                                04-3279817
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)

                              200 Clarendon Street
                                 P.O. Box 9130
                        Boston, Massachusetts 02117-9130
              (Address of Principal Executive Offices)  (Zip Code)

                       ---------------------------------

                 1995 Non-Employee Director Stock Option Plan
                       1997 Employee Stock Purchase Plan
                           (Full title of the plans)

                       ---------------------------------

                                 John E. Henry
                         General Counsel and Secretary
                       Investors Financial Services Corp.
                              200 Clarendon Street
                                 P.O. Box 9130
                        Boston, Massachusetts 02117-9130
                                 (617) 330-6700
           (Name and address including zip code and telephone number, including area code, of agent for service)

                       ---------------------------------

                                    Copy to:

                             Steven C. Browne, Esq.
                        Testa, Hurwitz & Thibeault, LLP
                               High Street Tower
                                125 High Street
                          Boston, Massachusetts  02110
                                 (617) 248-7000




================================================================================
                        CALCULATION OF REGISTRATION FEE

                                             Proposed      Proposed
                                             Maximum        Maximum
        Title of              Amount         Offering      Aggregate    Amount of
     Securities to            to be           Price        Offering    Registration
     be Registered          Registered      Per Share        Price         Fee
-----------------------------------------------------------------------------------
1995 Non-Employee
 Director Stock Option
 Plan
Common Stock               60,000 shares    $ 49.25 /(1)/  $2,955,000    $  871.73
(Par Value $.01)

1997 Employee Stock
 Purchase Plan
Common Stock              140,000 shares    $ 49.25 /(1)/  $6,895,000    $2,034.03
(Par Value $.01)

TOTAL:                    200,000 shares                                 $2,905.76

================================================================================

/(1)/ The price of $49.25 per share, which is the average of the high and low prices reported on the Nasdaq National Market on December 18, 1997, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) and (h) and has been used only for those shares without a fixed exercise price.

                                     PART I


              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1. Plan Information.
        ----------------


        The documents containing the information specified in this Item 1 will be or has been sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2. Registrant Information and Employee Plan Annual Information.
        -----------------------------------------------------------

        The documents containing the information specified in this Item 2 will be or has been sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.
        ---------------------------------------

        The following documents filed with the Commission are incorporated by reference in this Registration Statement:

        (a) The section entitled "Description of Registrant's Securities to be Registered" contained in the Registrant's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on October 14, 1995, and incorporating by reference the information contained in the Registrant's Registration Statement Form S-1 (File No. 33-95980) (the "Form S-1") and;

        (b) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Commission on March 5, 1997, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 filed with the Commission on May 14, 1997, August 12, 1997 and November 13, 1997, respectively, and the Current Report on Form 8-K filed with the Commission on January 27, 1997.

        All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities.
        -------------------------

        Not applicable.

Item 5. Interest of Named Experts and Counsel.
        -------------------------------------

        The validity of the Common Stock offered hereby has been passed upon by Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, counsel to the Registrant. Certain attorneys of that firm hold an aggregate of 2,000 shares of Common Stock of the Company.

Item 6. Indemnification of Directors and Officers.
        -----------------------------------------

        The Delaware General Corporation Law and the Company's Certificate of Incorporation and By-laws provide for indemnification of the Company's directors and officers for liabilities and expenses that they may incur in such capacities. The Company's Certificate of Incorporation provides that the Company is obligated to indemnify its present and former directors and officers to the fullest extent permitted by law with respect to all liability and loss suffered and expense reasonably incurred by such person in any action, suit or proceeding in which such person was or is made or threatened to be made a party or is otherwise involved by reason of the fact that such person is or was a director or officer of the Company. The By-laws further provide that the Company is obligated to pay the expenses of the directors and officers incurred in defending the foregoing proceedings if the indemnified party agrees to repay all amounts advanced if it is ultimately determined that such person is not entitled to indemnification.

        In addition, the Company's Certificate of Incorporation provides that the Company's directors shall not be liable to the Company or its stockholders for monetary damages for breach of a director's fiduciary duty as a director to the Company and its stockholders except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware. This provision in the Certificate of Incorporation does not eliminate the director's fiduciary duty to the Company, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director continues to be subject to liability for monetary damages for breach of the director's duty of loyalty to the Company, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the Federal securities laws or state or federal environmental laws.

        The Company maintains directors and officers liability insurance for the benefit of its directors and certain of its officers.


Item 7. Exemption From Registration Claimed.
        -----------------------------------

        Not applicable.

Item 8. Exhibits.
        --------

     Exhibit No.   Description of Exhibit
     -----------   ----------------------

     Exhibit 4.1 Specimen certificate representing the Common Stock of the Registrant (filed as Exhibit 4.1 to Registrant's Registration Statement on Form S-1 (File No. 33-95980) and incorporated herein by reference).

     Exhibit 4.2 Form of Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to Registrant's Registration Statement on Form S-1 (File No. 33-95980) and incorporated herein by reference).

     Exhibit 4.3 Form of By-laws of the Registrant, as amended and restated (filed as Exhibit 3.2 to Registrant's Registration Statement on Form S-1 (File No. 33-95980) and incorporated herein by reference).

     Exhibit 4.4   1995 Non-Employee Director Stock Option Plan (filed as
                   Exhibit 10.14 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

     Exhibit 4.5 1997 Employee Stock Purchase Plan (filed as Exhibit 10.18 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

     Exhibit 4.6 Stockholder Rights Plan (filed as Exhibit 4.2 to Registrant's Registration Statement on Form S-1 (File No. 33-95980) and incorporated herein by reference).

     Exhibit 4.7 Form of Stock Option Agreement under the 1995 Non-Employee Director Stock Option Plan.

     Exhibit 5.1   Opinion of Testa, Hurwitz & Thibeault.

     Exhibit 21.1  Subsidiaries of the Registrant.

     Exhibit 23.1  Consent of Deloitte & Touche LLP.

     Exhibit 23.2  Consent of Testa, Hurwitz & Thibeault (included in
                   Exhibit 5.1).

     Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).


Item 9. Undertakings.
        ------------

        (a)   The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                    Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                    provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                  [Remainder of Page Intentionally Left Blank]

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Investors Financial Services Corp., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on this 18th day of November, 1997.


                                 INVESTORS FINANCIAL SERVICES CORP.



                                 By: /s/ Kevin J. Sheehan
                                    ----------------------------------
                                    Kevin J. Sheehan
                                    President, Chief Executive Officer and
                                    Chairman of the Board


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Kevin J. Sheehan and Karen C. Keenan, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature                         Title                                       Date
 ---------                         -----                                       ----
 /s/ Kevin J. Sheehan             Chairman, President, Chief Executive        November 18, 1997
---------------------------       Officer
Kevin J. Sheehan

 /s/ Karen C. Keenan              Chief Financial Officer                     November 18, 1997
---------------------------
Karen C. Keenan

 /s/ Frank B. Condon, Jr.         Director                                    November 18, 1997
---------------------------
Frank B. Condon, Jr.

 /s/ Donald G. Friedl             Director                                    November 18, 1997
---------------------------
Donald G. Friedl

 /s/ Robert B. Fraser             Director                                    November 18, 1997
---------------------------
Robert B. Fraser

 /s/ Thomas P. McDermott          Director                                    November 18, 1997
---------------------------
Thomas P. McDermott

 /s/ James M. Oates               Director                                    November 18, 1997
---------------------------
James M. Oates

 /s/ Phyllis S. Swersky           Director                                    November 18, 1997
---------------------------
Phyllis S. Swersky

                               INDEX TO EXHIBITS



Exhibit No.         Description                                                             Sequential Page
-----------         -----------                                                             ---------------
Exhibit 4.1         Specimen certificate representing the Common Stock of the Registrant
                    (filed as Exhibit 4.1 to Registrant's Registration Statement on Form
                    S-1 (File No. 33-95980) and incorporated herein by reference).

Exhibit 4.2         Form of Certificate of Incorporation of the Registrant (filed as
                    Exhibit 3.1 to Registrant's Registration Statement on Form S-1 (File
                    No. 33-95980) and incorporated herein by reference).

Exhibit 4.3         Form of By-laws of the Registrant, as amended and restated (filed as
                    Exhibit 3.2 to Registrant's Registration Statement on Form S-1 (File
                    No. 33-95980) and incorporated herein by reference).

Exhibit 4.4         1995 Non-Employee Director Stock Option Plan  (filed as Exhibit 10.14 to Registrant's Annual Report on Form 10-K for the fiscal year ended
                    December 31, 1996 and incorporated herein by reference).

Exhibit 4.5         1997 Employee Stock Purchase Plan (filed as Exhibit 10.18 to
                    Registrant's Annual Report on Form 10-K for the fiscal year ended
                    December 31, 1996 and incorporated herein by reference).

Exhibit 4.6         Stockholder Rights Plan (filed as Exhibit 4.2 to Registrant's
                    Registration Statement on Form S-1 (File No. 33-95980) and incorporated herein by reference).

Exhibit 4.7         Form of Stock Option Agreement under the 1995 Non-Employee Director
                    Stock Option plan.

Exhibit 5.1         Opinion of Testa, Hurwitz & Thibeault.

Exhibit 21.1        Subsidiaries of the Registrant

Exhibit 23.1        Consent of Deloitte & Touche LLP.

Exhibit 23.2        Consent of Testa, Hurwitz & Thibeault (included in Exhibit 5.1).

Exhibit 24.1        Power of Attorney (included as part of the signature page to this
                    Registration Statement).